UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017 (April 5, 2017)

Broadcom Limited

(Exact name of registrant as specified in its charter)

Singapore	001-37690	98-1254807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 5, 2017, Broadcom Limited (the “Company”) held its 2017 Annual General Meeting (“2017 AGM”). Holders of the Company’s ordinary shares and special preference shares, voting as a single class, voted on the following matters:

(1)	To elect nine members to the Company’s board of directors (the “Board”);

(2)	To approve the re-appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and independent Singapore auditor for the fiscal year ending October 29, 2017 and to authorize the Audit Committee of the Board to fix its remuneration for services provided through the Company’s 2018 Annual General Meeting of Shareholders (the “2018 AGM”);

(3)	To approve the general authorization for the directors of the Company to allot and issue ordinary shares of the Company, as set forth in the notice of, and proxy statement relating to, the Company’s 2017 Annual General Meeting (together, the “Notice and Proxy Statement”);

(4)	Non-binding, advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and in the compensation table and accompanying narrative disclosure under “Executive Compensation” in the Proxy Statement;

(5)	Non-binding, advisory vote to recommend that a non-binding, advisory vote to approve the compensation of the Company’s named executive officers be put to the shareholders for their consideration every: one; two; or three years, as set forth in the Notice and Proxy Statement.

For each of these proposals a quorum was present. The votes cast in connection with such matters were as follows:

(1)	Election of Directors:

	Name	For	Against	Abstain	Broker Non-Votes
(a)	Hock E. Tan	352,432,589	1,537,878	355,486	22,486,027
(b)	James V. Diller	349,886,738	4,046,608	392,607	22,486,027
(c)	Lewis C. Eggebrecht	351,345,880	2,332,064	648,009	22,486,027
(d)	Kenneth Y. Hao	352,259,467	1,673,663	392,823	22,486,027
(e)	Eddy Hartenstein	334,224,135	19,376,145	725,673	22,486,027
(f)	Check Kian Low	352,890,215	1,043,557	392,181	22,486,027
(g)	Donald Macleod	350,735,023	2,944,918	646,012	22,486,027
(h)	Peter J. Marks	353,021,527	655,987	648,439	22,486,027
(i)	Henry S. Samueli	347,513,861	6,456,314	355,778	22,486,027

(2)	Re-appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
374,465,475	1,933,104	413,401	0

(3)	Approval of General Authorization for Directors to Issue Shares:

For	Against	Abstain	Broker Non-Votes
361,816,122	14,610,885	384,973	0

(4)	Non-binding Advisory Vote to Approve Named Executive Compensation (the “Say on Pay Vote”):

For	Against	Abstain	Broker Non-Votes
310,098,089	43,773,036	454,828	22,486,027

(5)	Non-binding Advisory Vote to Recommend the Frequency of the Say on Pay Vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
331,596,070	177,672	22,165,472	386,606	22,486,160

Each of the director nominees was elected and each of proposals 2-4 was approved by the Company’s shareholders, and the recommended frequency under proposal 5 is one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 6, 2017

Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name: Thomas H. Krause, Jr.
Title: Vice President and Chief Financial Officer